                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-80301, 333-16205, 333-37138, 333-40276,
333-47033 and 333-71151) of PAREXEL International Corporation of our report dated August 14, 2001, relating to the financial statement and financial statement schedule which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 20, 2001